                                                                       EXHIBIT 1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The Board of Directors
North American Palladium Ltd.


We consent to the incorporation by reference of our report dated March 29, 2006, with respect to the consolidated balance sheets of North American Palladium Ltd. (the "Company") as at December 31, 2005 and 2004, and the related consolidated statements of earnings (loss) and deficit and cash flows for each of the years in the two-year period ended December 31, 2005, in the following:

        (i) the annual report on Form 40-F of the Company for the year ended December 31, 2005;

        (ii) the Registration Statement on Form S-8 of the Company, filed with the Securities and Exchange Commission on July 27, 2001 (File No. 333-13766); and

        (iii) the Registration Statement on Form F-10, filed with the Securities and Exchange Commission on April 7, 2004 (File No. 333-114261).



Toronto, Canada                                  /s/ KPMG LLP
March 29, 2006                                   ------------
                                                 Chartered Accountants

EXHIBIT 1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the inclusion in this Annual Report on Form 40-F of North American Palladium Ltd. (the "Corporation") of our report dated February 20, 2004 (the "Report"), with respect to the consolidated statements of earnings (loss) and deficit and cash flows for the year ended December 31, 2003, included therein.

We understand that this Annual Report on Form 40-F is incorporated by reference into the Corporation's Registration Statement on Form S-8 (File No. 333-13766), which was originally filed with the Securities and Exchange Commission (the "SEC") on July 27, 2001 and we consent to the incorporation by reference of the Report therein. We also consent to the incorporation by reference of the Report in the Corporation's Registration Statement on Form F-10, which was originally filed with the SEC on April 7, 2004 (File No. 333-114261).


Toronto, Canada                                  /S/ ERNST & YOUNG LLP
March 29, 2006                                   ---------------------
                                                 Chartered Accountants